UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2023

Dune Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39819	85-1617911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Rosemary Avenue, Suite 204 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(917) 742-1904

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DUNEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DUNE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DUNEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 4, 2023, Dune Acquisition Corporation (the “Company”) concluded a special meeting of its stockholders (the “Special Meeting”) at which the stockholders of the Company voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2023, as supplemented by the additional definitive proxy soliciting materials filed on November 27, 2023, November 29, 2023, November 30, 2023, December 1, 2023 and December 4, 2023.

As of October 30, 2023, the record date for the Special Meeting, there were 5,494,554 shares of common stock issued and outstanding and entitled to vote. There were 4,610,347 shares of common stock represented by proxy at the Special Meeting. The final voting results for each proposal submitted to the stockholders of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders.

Proposal 1 – The Business Combination Proposal – to adopt the Unit Purchase Agreement, dated May 14, 2023 (as amended on August 22, 2023 and as further amended on November 24, 2023, the “Purchase Agreement”), by and among the Company, Global Gas Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Holdings”), Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), William Bennett Nance, Jr., an individual (“W. Nance”), Sergio Martinez, an individual (“S. Martinez”), and Barbara Guay Martinez, an individual (together with W. Nance and S. Martinez, the “Sellers”), which is attached to the Proxy Statement as Annex A-1 and Annex A-2 and pursuant to which: (a) the Company will contribute to Holdings all of its assets (excluding its interests in Holdings and the aggregate amount of cash proceeds required to satisfy any redemptions by the Company’s public stockholders (“Stockholder Redemptions”)), and in exchange therefor, Holdings will issue to the Company a number of common equity units of Holdings (“Holdings Common Units”) which will equal the number of total shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), issued and outstanding immediately after the closing (taking into account any equity financing agreements entered into by the Company between the signing date of the Purchase Agreement and the closing and giving effect to all Stockholder Redemptions) (such transactions, the “SPAC Contribution”) and (b) immediately after the SPAC Contribution, the Sellers will transfer, convey, assign and deliver all of the limited liability company equity interests of Global Hydrogen (“Global Hydrogen Units”) to Holdings in exchange for shares of the Company’s Class B voting non-economic common stock, par value $0.0001 per share (“Class B Common Stock”), and Holdings Common Units (together with the SPAC Contribution, the “Combination Transactions”), as a result of which, (i) each issued and outstanding Global Hydrogen Unit immediately prior to the Combination Transactions will be held by Holdings, (ii) each Seller will receive an aggregate number of Holdings Common Units and shares of Class B Common Stock, in each case, equal to the number of Global Hydrogen Units held by such Seller, multiplied by the applicable exchange ratio, and (iii) the Company will change its name to Global Gas Corporation (“New Global”) and New Global will be the publicly traded reporting company.

For	Against	Abstain	Broker Non-Votes
4,515,329	95,018	0	N/A

Proposal 2 – The NTA Proposal – to approve the adoption of amendments to the amended and restated certificate of incorporation of the Company, as amended (the “Current Charter”), which amendments shall be effective, if adopted and implemented by the Company, prior to the consummation of the proposed business combination, to remove from the Current Charter requirements limiting the Company’s ability to redeem shares of Class A Common Stock and consummate an initial business combination if the amount of Stockholder Redemptions would cause the Company to have less than $5,000,001 in net tangible assets.

For	Against	Abstain	Broker Non-Votes
4,541,908	68,439	0	N/A

Proposal 3 – The Charter Proposal – to approve an amendment and restatement of the Current Charter in the form of the second amended and restated certificate of incorporation of New Global attached to the Proxy Statement as Annex E (the “Proposed Charter”) to, among other things, change the name of Dune Acquisition Corporation to Global Gas Corporation and effect the amendments relating to corporate governance described below in Proposal 4.

For	Against	Abstain	Broker Non-Votes
4,515,329	95,018	0	N/A

Proposal 4 – The Governance Proposals – to approve and adopt, on a non-binding advisory basis, certain material differences between the Current Charter and the Proposed Charter, which are presented separately in accordance with the requirements of the SEC as eight separate sub-proposals:

A.	Governance Proposal 4A – authorize the issuance of up to 401,000,000 total shares, consisting of (a) 380,000,000 shares of New Global Class A common stock, par value $0.0001 per share (“New Global Class A Common Stock”), (b) 20,000,000 shares of voting, non-economic New Global Class B common stock, par value $0.0001 per share (“New Global Class B Common Stock” and, together with New Global Class A Common Stock, “New Global Common Stock”), which will be exchangeable (together with Holdings Common Units) into shares of New Global Class A Common Stock in accordance with the exchange agreement attached to the Proxy Statement as Annex K, and (c) 1,000,000 shares of New Global preferred stock;

For	Against	Abstain	Broker Non-Votes
4,514,999	95,248	100	N/A

B.	Governance Proposal 4B – provide that any amendment to New Global’s amended and restated bylaws will require approval of at least two-thirds (66⅔%) of the voting power of all of the then-outstanding shares of voting stock of New Global;

For	Against	Abstain	Broker Non-Votes
4,515,259	95,088	0	N/A

C.	Governance Proposal 4C – provide that until the first date on which William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, and each of their respective affiliates (including family members, estate planning vehicles and other investment vehicles controlled or beneficially owned by them) (collectively, the “Principal Stockholders”) cease to beneficially own collectively at least 50% of the then-outstanding New Global Common Stock (the “Voting Threshold Date”), any actions required to be taken or permitted to be taken by the New Global stockholders may be taken by written consent signed by New Global stockholders having not less than the minimum number of votes that would be necessary to authorize such action at a meeting, as opposed to the Current Charter, which provides that only the holders of New Global Class B Common Stock have the right to take action by written consent;

For	Against	Abstain	Broker Non-Votes
4,515,319	95,028	0	N/A

D.	Governance Proposal 4D – provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the New Global board of directors, the chairperson of the New Global board of directors, or the Chief Executive Officer of New Global; provided, however, that prior to the Voting Threshold Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of the Principal Stockholders (acting by holders of a majority of the New Global Common Stock held by the Principal Stockholders);

For	Against	Abstain	Broker Non-Votes
4,515,319	95,028	0	N/A

E.	Governance Proposal 4E – provide that New Global will not be governed by Section 203 of the Delaware General Corporation Law (the “DGCL”);

For	Against	Abstain	Broker Non-Votes
4,515,314	95,028	5	N/A

F.	Governance Proposal 4F – delete various provisions applicable only to blank check companies, including business combination requirements, that will no longer be applicable following the business combination;

For	Against	Abstain	Broker Non-Votes
4,515,299	95,048	0	N/A

G.	Governance Proposal 4G – provide for the exculpation of officers as permitted by Section 102(b)(7) of the DGCL;

For	Against	Abstain	Broker Non-Votes
4,515,194	95,053	100	N/A

H.	Governance Proposal 4H – provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all then outstanding shares of capital stock of New Global’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

For	Against	Abstain	Broker Non-Votes
4,515,159	95,088	100	N/A

Proposal 5 – The Incentive Plan Proposal – to approve and adopt the Global Gas Corporation 2023 Equity Incentive Plan, a copy of which is attached to the Proxy Statement as Annex I.

For	Against	Abstain	Broker Non-Votes
4,514,998	95,249	100	N/A

Proposal 6 – The Stock Issuance Proposal – to approve, for the purposes of complying with the applicable listing rules of The Nasdaq Capital Market (“Nasdaq”), (x) the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination, consisting of the issuance of (i) shares of New Global Class A Common Stock, upon exchange of the shares of New Global Class B Common Stock and Holdings Common Units issued to the Sellers pursuant to the terms of the Purchase Agreement in accordance with the exchange agreement attached to the Proxy Statement as Annex K, and (ii) any shares of New Global Common Stock pursuant to subscription agreements Dune may enter into prior to the closing, as permitted by the Purchase Agreement, and (y) the issuance of shares of New Global Class B Common Stock to the Sellers in connection with the business combination that would represent more than 20% of New Global’s issued and outstanding common stock and result in the Sellers owning more than 20% of the New Global Common Stock, and more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules.

For	Against	Abstain	Broker Non-Votes
4,550,301	59,946	100	N/A

Proposal 7 – The Director Election Proposal – to elect the following five directors to serve staggered terms on the board of directors of New Global until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors’ successors shall have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal.

1.	William Bennett Nance, Jr.

For	Withhold	Broker Non-Votes
4,515,319	95,028	N/A

2.	Michael Castaldy

For	Withhold	Broker Non-Votes
4,515,299	95,048	N/A

3.	Ben Coates

For	Withhold	Broker Non-Votes
4,515,299	95,048	N/A

4.	Carter Glatt

For	Withhold	Broker Non-Votes
4,516,099	94,248	N/A

5.	Jeron Smith

For	Withhold	Broker Non-Votes
4,516,099	94,248	N/A

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ACQUISITION CORPORATION

Date: December 4, 2023	By:	/s/ Carter Glatt
	Name:	Carter Glatt
	Title:	Chief Executive Officer

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